================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 29, 1999
                                                      (January 26, 1999)


                              BRE Properties, Inc.
             (Exact name of registrant as specified in its charter)



         Maryland                     0-5305                  94-1722214
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

        44 Montgomery Street, 36th Floor                      94104-4809
           San Francisco, California                          (Zip Code)
    (Address of principal executive offices)

                                (415) 445-6530
             (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events.

        On January 26, 1999, BRE Properties, Inc. (the "Company") executed an Underwriting Agreement (the "Underwriting Agreement") in connection with the public offering of up to 2,300,000 shares (the "Shares") of the Company's 8 1/2% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the Series A "Series A Preferred Stock"), including 300,000 shares subject to an over-allotment option granted to the underwriters, under the Company's shelf registration statement on Form S-3 (File No. 333-47469) which was declared effective April 28, 1998.

        This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be an offer of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.


Item 7. Financial Statements and Exhibits.

Exhibit No.   Description
-----------   -----------
 1.1          Underwriting Agreement dated January 26, 1999 between the
              Company and Morgan Stanley & Co. Incorporated, A.G. Edwards &
              Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and
              Salomon Smith Barney Inc. as representatives of the underwriters named in Schedule A thereto.
 4.1          Articles Supplementary to the Amended and Restated Articles of
              Incorporation of the Registrant classifying and designating the Series A Preferred Stock.
 4.2          Form of Certificate for Series A Preferred Stock.
12.1          Ratio of Earnings to Combined Fixed Charges and Preferred Stock
              Dividends.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BRE Properties, Inc.



                                    By:  /s/ LeRoy E. Carlson
                                        --------------------------------
                                        LeRoy E. Carlson
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary


Date:  January  29, 1999

                                EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
 1.1          Underwriting Agreement dated January 26, 1999 between the
              Company and Morgan Stanley & Co. Incorporated, A.G. Edwards &
              Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and
              Salomon Smith Barney Inc. as representatives of the underwriters named in Schedule A thereto.
 4.1          Articles Supplementary to the Amended and Restated Articles of
              Incorporation of the Registrant classifying and designating the Series A Preferred Stock.
 4.2          Form of Certificate for Series A Preferred Stock.
12.1          Ratio of Earnings to Combined Fixed Charges and Preferred Stock
              Dividends.